                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-4789

                           SCUDDER NEW ASIA FUND, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                       345 Park Avenue, New York, NY 10154
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        12/31

Date of reporting period:       12/31/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

SCUDDER

FUND, INC.

Annual Report to Stockholders

December 31, 2003

A closed-end investment company seeking long-term capital appreciation through investment primarily in the equity securities of Asian companies.

Scudder New Asia Fund, Inc.

Investment Objective and Policies

• long-term capital appreciation through investment primarily in the equity securities of Asian companies

Investment Characteristics

• a closed-end investment company investing in a broad spectrum of Asian companies and industries

• a vehicle for international diversification through participation in Asian stock markets

General Information

Executive Offices

Scudder New Asia Fund, Inc. 345 Park Avenue New York, NY 10154

Automated Information Line

Scudder Closed-End Fund Info Line (800) 349-4281

Web Site

www.ScudderNewAsia.com

or visit our Direct Link:

CEF.Scudder.com (Do not use www.)

Obtain monthly fact sheets, financial reports, press releases and webcasts when available.

Transfer Agent and Registrar

Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 For account information: 1-800-294-4366

Dividend Reinvestment Plan Agent

UMB Bank, N.A.

Legal Counsel

Dechert LLP

Custodian

Brown Brothers Harriman & Co.

Independent Auditors

PricewaterhouseCoopers LLP

New York Stock Exchange Symbol - SAF

Contents

<Click Here> Portfolio Management Review

<Click Here> Other Information

<Click Here> Investment Summary

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Dividend Reinvestment and Cash Purchase Plan

<Click Here> Stockholder Meeting Results

<Click Here> Directors and Officers

Investments in mutual funds involve risks. The fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and political and economic changes and market risks. This may result in greater share price volatility. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

This report is sent to the stockholders of Scudder New Asia Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Terrence Gray discusses Scudder New Asia Fund's strategy and the market environment during the 12-month period ended December 31, 2003.

Q: What factors contributed to the strong performance of the Asian stock markets in 2003?

A: During the past year, an improvement in global growth and a fading focus on geopolitical issues led to an increased appetite for risk among investors. These positive trends provided a boost to the more aggressive areas of the investment spectrum, particularly emerging-markets equities. Stocks in Asia performed particularly well because of two important factors. First, valuations were low in relation both to historical levels and to other emerging markets worldwide. Second, the region has experienced rapidly improving fundamentals such as faster economic growth, strengthening currencies and higher corporate profits. The prospect of an upturn in technology spending was also a positive for Asia, since so many tech companies are located in the region. It has been our view for some time that the combination of improving fundamentals and attractive valuations of Asian stocks represented a compelling investment opportunity. Now that there has been an improvement in the environment for stocks worldwide, we believe the market has finally begun to recognize this as well.

Q: How did the fund perform?

A: The fund's net asset value (NAV) total return was 63.80% for 2003, while its share price - quoted on the NYSE - returned 85.86% to close at $14.33 per share, representing a discount of 7.13% to NAV compared with 18.15% as of December 31, 2002. The fund's benchmark - the MSCI All-Country Asia Free Index - gained 38.80% for the year ended December 31, 2003.1

1 The Morgan Stanley Capital International (MSCI) All-Country Asia Free Index is an unmanaged, capitalization-weighted measure of stock markets in the Pacific region. It is not possible to invest directly in an index.

The most important factor in the fund's outperformance was our individual stock selection. We emphasize individual company research in order to find companies with strong earnings growth, attractive valuations, shareholder-focused management teams and favorable market positions. We also use quantitative screens to manage the fund's exposure to various risk factors such as interest rates, oil prices and currency movements.2 At times our stock selection process will result in a concentration in a particular sector; for example, over the past year our exposure to industrials essentially doubled to 22% from 11% one year ago. However, sector concentrations are typically residual and not a conscious element of our investment process. On the contrary, we believe the combination of bottom-up stock selection and a focus on risk management should enable the fund to outperform the MSCI All-Country Asia Free Index over time.

2 A quantitative screen uses various statistical factors to analyze a universe of stocks and eliminate from consideration those that are unattractive based on the criteria used in the screen.

Q: You have been building the fund's position in small- and mid-cap stocks. How has this area performed?

A: We continue to find companies with exceptional growth characteristics in this sector, which is not as heavily researched by the global investment community as large caps. With our strong research capabilities and our presence on the ground throughout Asia, we believe we are in a good position to spot inefficiencies in this part of the market. Further, the fund's closed-end structure means that the fund is able to invest in smaller, less liquid companies without having to account for potential shareholder redemptions. About 35% to 40% of the portfolio is now invested in small and mid-caps, and this number could grow. We continue to find opportunities - both in the secondary markets and among initial public offerings - to buy stocks of smaller companies that are inexpensive in comparison with their global counterparts.

The fund's weighting in small and mid-caps provided a significant boost to performance during the period and was a key factor in our strong performance relative to the benchmark. Some of the fund's top performers in this area were Chiyoda in Japan, a manufacturer of liquid natural gas containers; Ivanhoe, a Canadian copper and gold mining company with large operations in Mongolia that we have since trimmed after the stock ran up 500% from the fund's original purchase price; and Internet Auction in Korea (not a portfolio holding as of 12/31/2003). In November, eBay, which previously owned 50% of Internet Auction, announced its intention to buy its remaining stake - which we believe to be a distinct positive for the company's stock price.

Q: How is the fund positioned in Japan?

A: The fund's position in Japan was, on a country basis, the largest contributor to performance during the year. We began to increase the fund's position in Japan in March and April, when the market was deeply oversold. We were attracted by what we saw as its exceptionally low valuations at the time, and we were also encouraged by the fact that China appears to be having a significant impact on Japan's gross domestic product. In fact, a full 80% of Japan's economic growth in 2003 is attributable to its trading relationship with China. We established a large position in financials, which, at prices of 0.3 to 0.5 times book value in March-April, were priced to reflect several years of write-offs. We believed financials were positioned to benefit from even a slight upturn in Japan's deflationary spiral. Indeed, the companies that have since emerged as survivors have produced strong gains. The fund's positions in Mizuho and Nomura Holdings, in particular, have performed very well. Outside of financials, the fund also holds a significant position in small- to mid-cap companies that are profiting from Chinese growth. Examples include Nitto Denko, Mitsui O.S.K. and JFE Holdings.

Q: The story of China's phenomenal growth received a great deal of attention throughout the year. How did you take advantage of this trend?

A: We have taken advantage of the China story in two ways. First, we increased the fund's weighting in Chinese companies to about 6% of assets, compared with 3% at the beginning of the year. We could have picked up additional exposure, but we are mindful of risk and therefore strive to keep exposure to "hot" themes fairly modest and diversified. The fund now holds a cache of Chinese stocks across a variety of fast-growing sectors. The fund's best-performing holding in the country is the textile manufacturer Fountain Set (domiciled in China but traded on the Hong Kong exchange).

The second way we have taken advantage of this trend is by buying stocks of companies that supply the basic materials for China's growth. The country has emerged as a major consumer of natural resources as its economic expansion has led to the construction of new buildings, manufacturing plants and infrastructure. China's rising demand for commodity products has led to both higher sales volumes and a better pricing environment for companies in the materials sector. The resulting surge in revenue has been a distinct positive for bottom-line earnings given that many companies cut costs during the long slump in commodities prices. Many companies that supply China have experienced strong stock price performance as a result. We have established a substantial position in companies that we believe stand to profit from China's powerful economic growth, such as Ivanhoe. Overall, the fund's holdings in this area had a positive impact on its performance during the reporting period.

Q: Financials are a large sector weighting in the fund. What has attracted you to this area?

A: An important trend during the last ten years has been the emergence of a middle class in Asia. Strong economic growth has increased the demand for homes, credit cards and consumer loans. At the same time, the savings of the middle class are growing. Banks have been taking advantage of these trends and have boosted their earnings in the process. Top fund holdings in this area include State Bank of India, Kasikornbank (Thailand) and Mega Financial (Taiwan).

Q: How is the fund positioned within technology?

A: We steadily added to the fund's exposure to several technology-related sectors during the past year. Part of our rationale for adding to the fund's holdings in tech was our belief that a rebound would occur in both consumer and business spending on technology products, particularly notebook computers. The fund also has a substantial position in globally competitive tech firms such as Korea's Samsung Electronics. Technology has been a strong performer worldwide, of course, so our decision to increase the fund's weighting in this area proved to be a good move. Even though the sector has come a long way on a global basis, we are still finding attractively valued technology companies in Asia in general, and in Taiwan and Korea in particular.

Q: In what other areas have you found opportunities?

A: We have been adding to the portfolio's position in Hong Kong. The fund has been underweight in this market for some time, based on our belief that valuations were too rich given the pressure that the ongoing downward spiral in property prices has put on the economy. We now have begun to see evidence that property prices have stabilized, and we believe this represents an opportunity given that Hong Kong's stock market has not run up as much as other markets in the region. Recent stock purchases for the fund include Midland Realty, which has significant exposure to the property market.

We also have added to the fund's position in South Asia, which in general is becoming less reliant on exports as its economies mature and consumer demand rises. We continue to add to the fund's position in Thailand and Indonesia, where we have found an abundance of the fundamentally sound, reasonably valued companies that we favor. Both countries are overweight in the portfolio, and both outperformed nicely for the fund during the year. Thailand has benefited from rising property prices and the clean, cash-rich balance sheets of its consumers. Top holdings in the country included Land & Houses (not in the portfolio as of 12/31/2003), which is capitalizing on the strong property market, and Siam Cement, which is directly benefiting from Thailand's strong growth. Meanwhile, Indonesia is benefiting from both its strong domestic economic growth and its role as an exporter of commodities. The country is not as heavily followed by investment firms as Thailand, which creates fertile ground for finding undervalued companies. The fund's holdings operating in Indonesia include Telekomunikasi Indonesia, the country's largest telecommunications provider, Freeport-McMoRan and Astra.

Q: Any final thoughts for investors?

A: Stocks in Asia have come a long way in the past year, but we still believe the region offers a compelling investment opportunity in relation to other areas of the world. The region's price-to-earnings ratio of roughly 15 is still low in relation to both the United States and the majority of developed markets. The financial crisis of seven years ago was cathartic in that companies have since reduced their debt, increased their accounting transparency and restructured. Today, these efforts are bearing fruit as rising revenues are having a substantial impact on bottom-line earnings. One result is that many Asian companies are now paying out attractive dividend yields. What's more, we believe companies in the region are positioned to directly benefit from the Chinese growth engine, a story that we think will continue to play out over the next decade. Although market volatility in Asia is likely inevitable, we view any pullbacks as a buying opportunity given our favorable opinion of the region's long-term prospects.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Other Information

Investment Manager

Deutsche Investment Management Americas Inc. ("DeIM"), with headquarters at 345 Park Avenue, New York, NY, is the investment manager for the fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Asset Management (Asia) Limited ("DeAM Asia"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management also manages the assets of other closed-end investment companies which invest primarily in foreign securities: The Brazil Fund, Inc., Scudder Global High Income Fund, Inc., The Korea Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc. and The Central Europe and Russia Fund, Inc. In addition, Deutsche Asset Management manages open-end mutual funds which invest in domestic and international markets.

DeAM Asia, located at 20 Raffles Place, #27-01 Ocean Towers, Singapore, Singapore 048620, serves as subadvisor to the fund. DeAM Asia renders investment advisory and management services including services related to foreign securities, foreign currency transactions and related investments with regard to the portion of the fund's portfolio that is allocated to it by Deutsche Investment Management Americas Inc. from time-to-time for management.

Resignation of Nicholas Bratt

On September 2, 2003, the Board of Directors accepted the resignation of Nicholas Bratt as a Director, President and member of the Executive and Valuation Committees of the fund, effective August 21, 2003, and approved a decrease in the size of the Board to seven members. The Board then elected Richard T. Hale as President of the fund.

Change in Officer

Effective December 4, 2003, Judith Hannaway no longer serves as Vice President of the fund.

Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at 1-800-621-1048.

Dividend Reinvestment Plan and Cash Purchase Plan

The fund's Dividend Reinvestment and Cash Purchase Plan offers you a convenient way to have your dividends and capital gain distributions reinvested in shares of the fund. We believe this Plan is attractive for stockholders. Its features are more fully described on page 33. You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: Scudder New Asia Fund Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, 1-800-294-4366.

Share Repurchases

The Board of Directors of Scudder New Asia Fund, Inc. has authorized the fund to effect periodic repurchases of its shares in the open market from time to time when the fund's shares trade at a discount to their NAV. Subject to periodic review by the fund's Board of Directors, repurchases may be made at such time and in such amounts as the fund's Manager believes will further the achievement of the fund's objectives. Depending on market conditions, available funds, regulatory requirements and alternative investment opportunities, such repurchases are limited to (1) 5% of the shares outstanding at the beginning of the calendar year, plus (2) an estimate of shares to be issued in connection with the current calendar year's dividends, plus (3) the number of shares authorized for purchase in the previous calendar year that have not been purchased. In measuring the number of shares authorized for repurchase, the shares relating to the current calendar year's dividends are estimated at 50% of the number of shares issued in connection with the prior calendar year's dividends or until such time during the calendar year that the fund's Manager has a more accurate projection of the calendar year's dividends. Repurchases made based on this estimate shall continue to have been authorized, even if the actual dividend or related share issuance is lower. During the calendar year ended December 31, 2003, there were 181,600 fund shares repurchased by the fund pursuant to the share repurchase plan as described above, representing 2.0% of the shares outstanding as of December 31, 2002.

Net Asset Value

The fund's NAV is published weekly on Monday and the fund's Market Value is published every weekday in The Wall Street Journal under the heading "Closed End Funds." The fund's NAV is also published in The New York Times and Barron's.

Investment Summary as of December 31, 2003

Past results are not necessarily indicative of future performance of the Fund. Investment return and principal value will fluctuate.

Historical Information
	Total Return (%)
	Market Value		Net Asset Value (a)		Index (b)
	Cumulative	Average Annual	Cumulative	Average Annual	Cumulative	Average Annual
Current Quarter	23.85	-	16.27	-	9.81	-
One Year	85.86	85.86	63.80	63.80	38.80	38.80
Three Year	55.29	15.80	27.06	8.31	-3.74	-1.26
Five Year	93.49	14.11	65.80	10.64	9.57	1.84
Ten Year	0.31	0.03	18.06	1.67	n/a*	n/a*

Per Share Information and Returns(a)
	Yearly periods ended December 31

	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003
Net Asset Value ($)	17.44	15.29	15.26	11.28	11.71	24.09	12.26	10.43	9.42	15.43
Income Dividends ($)	.23	-	.02	.18	-	-	-	-	-	-
Capital Gains Distributions ($)	4.20	1.67	.33	.39	-	-	2.56	.09	-	-
Total Return (%)	-11.67	-2.96	2.46	-21.89	3.81	105.72	-36.57	-14.17	-9.68	63.80

(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
(b) The MSCI All-Country Asia Free Index is an unmanaged, capitalization-weighted measure of stock markets in the Pacific region. It is not possible to invest directly in an index.
* Index began on December 31, 1998.

Portfolio Summary as of December 31, 2003

Asset Allocation	12/31/03	12/31/02

Common Stocks	98%	97%
Cash Equivalents	1%	2%
Preferred Stocks	1%	1%
	100%	100%

Geographical (Excludes Cash Equivalents)	12/31/03	12/31/02

Japan	23%	22%
Korea	19%	24%
Taiwan	11%	11%
Hong Kong	10%	16%
Thailand	9%	7%
India	7%	5%
China	6%	3%
Indonesia	4%	-
Singapore	4%	6%
Other	7%	6%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	12/31/03	12/31/02

Industrials	22%	11%
Financials	22%	22%
Information Technology	18%	19%
Materials	17%	16%
Consumer Discretionary	9%	11%
Telecommunication Services	5%	7%
Energy	2%	3%
Health Care	2%	4%
Utilities	1%	-
Other	2%	7%
	100%	100%

Asset allocation, geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at December 31, 2003 (26.8% of Portfolio)
1. Samsung Electronics Co., Ltd. Manufacturer of electronic parts	Korea	6.2%
2. The Siam Cement Public Co., Ltd. Manufacturer that distributes cement	Thailand	3.3%
3. Taiwan Semiconductor Manufacturing Co., Ltd. Manufacturer of integrated circuits and other semiconductor devices	Taiwan	2.9%
4. Nitto Denko Corp. Producer of industrial chemicals	Japan	2.7%
5. Mizuho Financial Group, Inc. Provider of financial services	Japan	2.1%
6. Korea Information Services, Inc. Provider of professional expertise services	Korea	2.0%
7. Chiyoda Corp. Builder of industry specific factories	Japan	1.9%
8. Mega Financial Holdings Co., Ltd. Provider of financial services	Taiwan	1.9%
9. Kasikornbank PCL Provider of commercial banking services	Thailand	1.9%
10. Hang Seng Bank Ltd. Provider of commercial banking services	Hong Kong	1.9%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A monthly Fact Sheet is available upon request. Information concerning portfolio holdings of the fund as of a month end is available upon request no earlier than 15 days after month end. Please call 1-800-349-4281.

Investment Portfolio as of December 31, 2003

	Shares	Value ($)

Common Stocks 97.2%
Australia 1.6%
Newcrest Mining Ltd. (Cost $781,957)	218,688	2,130,096
Bermuda 1.4%
Midland Realty Holdings Ltd. (Cost $1,247,039)	6,709,300	1,836,365
Canada 1.5%
Ivanhoe Mines Ltd.* (Cost $501,054)	261,400	2,078,527
China 5.8%
Beijing Datang Power Generation Co., Ltd. "H"	2,266,000	1,619,854
China Life Insurance Co., Ltd. (ADR)*	10,000	329,700
China Shipping Development Co., Ltd. "H"	1,702,000	1,260,522
Great Wall Automobile Holdings Co., Ltd. "H"*	186,500	397,557
Hainan Meilan Airport Co., Ltd. "H"	1,327,400	923,248
Harbin Power Equipment Co., Ltd. "H"	5,858,000	1,716,539
Yanzhou Coal Mining Co., Ltd. "H"	1,700,000	1,718,864
(Cost $4,862,484)		7,966,284
Hong Kong 10.2%
BOC Hong Kong Holdings Ltd.	1,236,000	2,324,311
Cheung Kong Holdings Ltd.	161,000	1,280,518
CNOOC Ltd.	680,000	1,331,298
Fountain Set Holdings Ltd.	3,029,000	2,067,750
Hang Seng Bank Ltd.	191,600	2,517,205
Hong Kong Exchanges & Clearing Ltd.	582,000	1,263,123
Hutchison Whampoa Ltd.	227,000	1,673,880
Kingboard Chemicals Holdings Ltd.	910,000	1,400,658
(Cost $12,401,074)		13,858,743
India 6.5%
Apollo Hospitals Enterprise Ltd.	296,000	1,178,939
Bajaj Auto Ltd.	79,800	1,988,878
Bharat Heavy Electricals Ltd.	214,400	2,374,050
Infosys Technologies Ltd.	9,885	1,204,488
State Bank of India	177,000	2,087,374
(Cost $4,471,509)		8,833,729
Indonesia 4.2%
PT Indocement Tunggal Prakarsa Tbk*	3,996,000	1,008,192
PT Astra International Tbk*	2,902,000	1,722,766
PT Bumi Resources Tbk	11,989,500	711,754
PT Perusahaan Gas Negara*	3,500,000	644,108
PT Telekomunikasi Indonesia Tbk	1,964,500	1,574,399
(Cost $3,303,100)		5,661,219
Japan 22.5%
Advantest Corp.	16,600	1,314,025
AEON Mall Co., Ltd.	43,000	1,321,477
Chiyoda Corp.*	430,000	2,634,940
Citizen Watch Co., Ltd.	175,000	1,605,280
Iriso Electronics Co., Ltd.*	120,000	1,788,042
JFE Holdings, Inc.	80,600	2,195,521
Kamigumi Co., Ltd.	138,000	974,148
KDDI Corp.	214	1,223,654
Mitsui O.S.K. Lines, Ltd.	340,000	1,655,988
Mizuho Financial Group, Inc.*	938	2,838,983
Nitto Denko Corp.	70,000	3,715,776
Nomura Holdings, Inc.	117,000	1,988,499
Sumitomo Corp.	309,000	2,299,227
Sumitomo Realty & Development Co., Ltd.	85,000	747,253
Takeda Chemical Industries, Ltd.	41,000	1,622,742
Toyota Motor Corp.	41,000	1,382,194
Yamaha Corp.	68,000	1,333,023
(Cost $18,172,343)		30,640,772
Korea 17.8%
Asiana Airlines*	411,700	906,258
Daegu Bank	344,500	1,666,889
Hanaro Telecom, Inc.*	183,300	501,865
Hyundai Development Co., Ltd.	90,600	938,289
Hyundai Mipo Dockyard Co., Ltd.*	89,600	1,104,503
Hyundai Mipo Dockyard Co., Ltd. (Rights)*	26,511	113,380
Inchon Iron & Steel Co.*	181,900	1,601,635
Koram Bank Ltd.*	108,000	1,267,925
Korea Information Service, Inc.*	80,100	2,653,208
LG Electronics, Inc.	33,030	1,623,109
Samsung Electronics Co., Ltd.	19,210	7,265,166
SK Corp.	55,500	1,275,220
SK Telecom Co., Ltd.	6,910	1,153,115
Sung Shin Cement Co., Ltd.	54,200	1,065,820
Taegu Department Stores Co.	159,000	1,040,000
(Cost $15,609,146)		24,176,382
New Zealand 1.0%
Telecom Corp. of New Zealand Ltd. (Cost $899,865)	381,335	1,340,982
Singapore 3.7%
DBS Group Holdings Ltd.	262,000	2,268,064
Singapore Airlines Ltd.	238,000	1,569,754
Venture Corp., Ltd.	104,000	1,224,898
(Cost $4,381,030)		5,062,716
Taiwan 11.0%
Acer, Inc.	748,037	1,112,691
Cathay Financial Holding Co., Ltd.	519,000	779,647
Compal Electronics, Inc.	1,012,000	1,386,097
EVA Airways Corp.*	2,188,315	892,729
Mega Financial Holdings Co., Ltd.	4,381,520	2,632,784
Nan Ya Plastics Corp.	1,084,380	1,565,085
Siliconware Precision Industries Co.*	1,587,000	1,626,733
Taiwan Semiconductor Manufacturing Co., Ltd.	2,131,158	3,986,113
Waffer Technology Co., Ltd.	308,000	938,969
(Cost $11,708,375)		14,920,848
Thailand 9.0%
Italian-Thai Development Public Co., Ltd.*	403,000	1,403,437
Kasikornbank PCL (Foreign registered)*	1,425,700	2,518,460
TelecomAsia Corp. PCL (Rights)*	299,999	0
Thai Olefins Co., Ltd. (Foreign registered)*	591,900	1,090,386
Thai Union Frozen Products Public Co., Ltd.	1,745,500	1,409,544
The Siam Cement Public Co., Ltd. (Foreign registered)	647,000	4,506,321
Total Access Communication Public Co., Ltd. (Foreign registered)*	684,000	1,238,040
(Cost $5,650,999)		12,166,188
United States 1.0%
Freeport-McMoRan Copper & Gold, Inc. "B" (Cost $589,151)	33,600	1,415,568
Total Common Stocks (Cost $84,579,126)		132,088,419

Preferred Stocks 1.4%
Korea
Daishin Securities Co.	98,200	704,075
Samsung Electronics Co., Ltd.	5,900	1,214,633
Total Preferred Stocks (Cost $1,620,685)		1,918,708

Cash Equivalents 1.4%
Scudder Cash Management QP Trust, 1.11% (b) (Cost $1,951,187)	1,951,187	1,951,187
Total Investment Portfolio - 100.0% (Cost $88,150,998) (a)		135,958,314

* Non-income producing security.
(a) The cost for federal income tax purposes was $88,820,661. At December 31, 2003, net unrealized appreciation for all securities based on tax cost was $47,137,653. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $48,454,913 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,317,260.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2003
Assets
Investments: Investments in securities, at value (cost $86,199,811)	$ 134,007,127
Investment in Scudder Cash Management QP Trust (cost $1,951,187)	1,951,187
Total investments in securities, at value (cost $88,150,998)	135,958,314
Foreign currency, at value (cost $51,110)	51,205
Dividends receivable	301,406
Foreign taxes recoverable	31,882
Other assets	6,995
Total assets	136,349,802
Liabilities
Deferred foreign taxes	834,957
Accrued foreign taxes payable	34,904
Payable for Fund shares repurchased	713
Accrued management fee	129,813
Other accrued expenses and payables	208,785
Total liabilities	1,209,172
Net assets, at value	$ 135,140,630
Net Assets
Net assets consist of: Undistributed net investment income	172,215
Net unrealized appreciation (depreciation) on: Investments (net of deferred foreign taxes of $834,957)	46,972,359
Foreign currency related transactions	5,206
Accumulated net realized gain (loss)	(26,128,450)
Cost of 181,600 shares held in treasury	(1,526,821)
Paid-in capital	115,646,121
Net assets, at value	$ 135,140,630
Net Asset Value per share ($135,140,630 / 8,759,833 outstanding shares of common stock, issued and outstanding, $.01 par value, 50,000,000 shares authorized)	$ 15.43

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2003
Investment Income
Income: Dividends (net of foreign taxes withheld of $300,811)	$ 2,329,619
Interest - Scudder Cash Management QP Trust	17,355
Total Income	2,346,974
Expenses: Management fee	1,234,106
Services to shareholders	29,049
Custodian and accounting fees	234,250
Auditing	109,798
Legal	177,401
Directors' fees and expenses	122,653
Reports to shareholders	74,405
NYSE listing fee	24,294
Other	54,658
Total expenses	2,060,614
Net investment income (loss)	286,360
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (net of foreign taxes of $218,009)	6,829,564
Foreign currency related transactions	(54,814)
6,774,750
Net unrealized appreciation (depreciation) during the period on: Investments (net of deferred foreign taxes of $834,289)	45,337,053
Foreign currency related transactions	8,120
45,345,173
Net gain (loss) on investment transactions	52,119,923
Net increase (decrease) in net assets resulting from operations	$ 52,406,283

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2003	2002
Operations: Net investment income (loss)	$ 286,360	$ (660,718)
Net realized gain (loss) on investment transactions	6,774,750	(5,514,233)
Net unrealized appreciation (depreciation) on investment transactions during the period	45,345,173	(2,784,838)
Net increase (decrease) in net assets resulting from operations	52,406,283	(8,959,789)
Fund share transactions: Cost of shares repurchased	(1,526,821)	-
Net increase (decrease) in net assets from Fund share transactions	(1,526,821)	-
Increase (decrease) in net assets	50,879,462	(8,959,789)
Net assets at beginning of period	84,261,168	93,220,957
Net assets at end of period (including undistributed net investment income and accumulated net investment loss of $172,215 and $24,281, respectively)	$ 135,140,630	$ 84,261,168
Other Information
Shares outstanding at beginning of period	8,941,433	8,941,433
Shares repurchased	(181,600)	-
Shares outstanding at end of period	8,759,833	8,941,433

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2003	2002	2001	2000	1999
Per Share Operating Performance
Net asset value, beginning of period	$ 9.42	$ 10.43	$ 12.26	$ 24.09	$ 11.71
Income (loss) from investment operations: Net investment income (loss)[a]	.03	(.07)	(.04)	(.19)	(.08)
Net realized and unrealized gain (loss) on investment transactions	5.95	(.94)	(1.70)	(9.08)	12.46
Total from investment operations	5.98	(1.01)	(1.74)	(9.27)	12.38
Less distributions from: Net realized gains on investment transactions	-	-	(.09)	(2.56)	-
Antidilution (dilution) resulting from repurchases of shares at value	.03	-	-	-	-
Net asset value, end of period	$ 15.43	$ 9.42	$ 10.43	$ 12.26	$ 24.09
Market value, end of period	$ 14.33	$ 7.71	$ 8.46	$ 9.31	$ 19.81
Total Return
Per share net asset value (%)[b]	63.80	(9.68)	(14.17)	(36.57)	105.72
Per share market value (%)[b]	85.86	(8.87)	(8.32)	(41.43)	112.75
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	135	84	93	108	212
Ratio of expenses (%)	2.04	1.99	1.89	1.68	1.77
Ratio of net investment income (loss) (%)	.28	(.70)	(.35)	(.95)	(.52)
Portfolio turnover rate (%)	80	101	161	121	92

a Based on average shares outstanding during the period.
b Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder New Asia Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company organized as a Maryland corporation.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Gains realized upon disposition of Indian securities held by the Fund are subject to capital gains tax in India, payable prior to repatriation of sale proceeds. The tax is computed on net realized gains; any realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the Fund accrues a deferred tax liability for net unrealized gains in excess of available carryforwards on Indian securities. Taiwan stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received.

At December 31, 2003, the Fund had a net tax basis capital loss carryforward of approximately $25,459,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2009 ($21,004,000) and December 31, 2010 ($4,455,000), the respective expiration dates, whichever occur first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in passive foreign investment companies, investments in foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$ 172,215
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (25,459,000)
Net unrealized appreciation (depreciation) on investments	$ 47,137,653

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends and related withholding taxes, if applicable, from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended December 31, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $79,826,882 and $81,226,184, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Manager"), the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The management fee payable monthly is equal to an annualized rate of 1.25% of the first $75,000,000 of the Fund's average weekly net assets, 1.15% of the next $125,000,000 of such net assets and 1.10% of such net assets in excess of $200,000,000. Accordingly, for the year ended December 31, 2003, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 1.22% of the Fund's average weekly net assets. Deutsche Asset Management (Asia) Limited ("DeAM Asia"), a wholly owned subsidiary of Deutsche Bank, serves as subadvisor with respect to the investment and reinvestment of assets in the Fund.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Manager, is the transfer, dividend-paying and shareholder service agent for the Fund. Effective January 15, 2003, pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2003, the amount charged to the Fund by SISC aggregated $12,550, of which $2,900 is unpaid at December 31, 2003.

Scudder Service Corporation ("SSC"), a subsidiary of the Manager, is the shareholder service communications agent of the Fund. For the year ended December 31, 2003, the amount charged to the Fund by SSC aggregated $15,000, of which $2,500 is unpaid at December 31, 2003.

Scudder Fund Accounting Corporation ("SFAC"), also a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Pursuant to a sub-accounting agreement between SFAC and State Street Bank and Trust Company ("SSB"), SFAC has delegated all accounting functions to SSB. SFAC compensates SSB out of the accounting fee it receives from the Fund. For the year ended December 31, 2003, the amount charged to the Fund by SFAC aggregated $75,485, of which $1,110 is unpaid at December 31, 2003.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Manager a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 5 percent of its net assets under the agreement.

F. Share Repurchases

The Fund has a share repurchase plan to effect periodic repurchases of its shares in the open market from time to time when the Fund's shares trade at a discount to their NAV. During the year ended December 31, 2003, the Fund purchased 181,600 shares of common stock on the open market at a total cost of $1,526,821. The average discount of these purchases, comparing the purchase price to the net asset value at the time of purchase, was 16.0%. These shares are held in treasury.

Report of Independent Auditors

To the Board of Directors and the Shareholders of Scudder New Asia Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder New Asia Fund, Inc. (the "Fund") at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

Boston, Massachusetts February 18, 2004	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

By now shareholders for whom year end tax reporting is required by the IRS should have received their Form 1099-DIV and tax information letter from the Fund.

Due to the nature of its investments, the Fund pays a variety of foreign taxes throughout the year. As in prior years, the Fund intends to make an election under section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. Additionally, shareholders will be required to report their proportionate share of such taxes paid as gross income (in addition to other amounts of reportable distributions paid by the Fund).

The Fund paid foreign taxes of $335,861 and earned $496,922 of foreign source income during the year ended December 31, 2003. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.04 per share as foreign taxes paid and $0.06 per share as income earned from foreign sources for the year ended December 31, 2003. The following table provides a breakdown by country of ordinary income dividends and foreign taxes paid by the Fund in 2003:

2003 Foreign Tax Credit Table
Country	Foreign Income	Foreign Taxes
Australia	1.93%	2.22%
China	5.72%	-
Hong Kong	25.07%	-
India	2.88%	10.44%
Indonesia	4.42%	5.08%
Japan	7.36%	5.64%
Korea	28.43%	36.31%
Malaysia	.60%	.81%
New Zealand	2.30%	2.18%
Singapore	6.60%	10.04%
Taiwan	6.96%	21.35%
Thailand	7.73%	5.93%
	100.00%	100.00%

For federal income tax purposes, the Fund designates $2,178,000 or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 294-4366.

Dividend Reinvestment and Cash Purchase Plan

The Plan

The fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the fund. The Plan also provides for cash investments in fund shares of $100 to $3,000 semiannually through Scudder Investments Service Company or its delegate (the "Transfer Agent") and UMB Bank, N.A. (the "Plan Agent"). Note that the fund's share price for purposes of the Plan is calculated net of due-bills, if applicable.

The Transfer Agent provides record keeping services for participants in the Plan. If you would like a copy of the Plan, please call the Transfer Agent at 1-800-294-4366.

Automatic Participation

Each stockholder of record is automatically a participant in the Plan unless the stockholder has instructed the Transfer Agent in writing otherwise. Such a notice must be received by the Transfer Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the Transfer Agent, as dividend paying agent.

Shares Held by a Nominee

If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the fund will issue (i) shares of the fund's common stock that are issued but not outstanding ("Treasury Stock") to the extent shares of Treasury Stock are available, and then (ii) to the extent shares of Treasury Stock are not available, newly issued shares of the fund's common stock to participants at the greater of the following on the Valuation Date: (a) net asset value or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of fund shares at such time, the Plan Agent will use the dividend or distribution (less each participant's pro rata share of brokerage commissions) to buy fund shares in the open market for the participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law. In either case, for federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

Participants in the Plan have the option of making additional cash payments to the Transfer Agent, semiannually, in any amount from $100 to $3,000, for investment in the fund's shares. The Transfer Agent will use all such monies received from participants to purchase fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Transfer Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Transfer Agent, it is suggested that participants send their voluntary cash payments to be received by the Transfer Agent approximately ten days before February 15 or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Transfer Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

The Transfer Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Transfer Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's and/or Transfer Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the fund. There will be no brokerage commissions with respect to shares issued directly by the fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions.

Costs for Cash Purchases

With respect to purchases of fund shares from voluntary cash payments, each participant will be charged $0.75 for each such purchase. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of fund shares in connection with voluntary cash payments made by the participant.

Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

Amendment or Termination

The fund reserves the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the fund, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

A participant may terminate his account under the Plan by written notice to the Transfer Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Transfer Agent Address and Telephone Number

You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: Scudder New Asia Fund Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, 1-800-294-4366.

Stockholder Meeting Results

The Annual Meeting of Stockholders (the "Meeting") of Scudder New Asia Fund, Inc. (the "fund") was held on October 1, 2003 at the offices of Deutsche Investment Management Americas Inc. (part of Deutsche Asset Management), 345 Park Avenue, New York, NY 10154. At the Meeting, the following matter was voted upon by the stockholders (the resulting votes are presented below).

To elect two Directors of the fund to hold office for a term of three years, or until their respective successors shall have been duly elected and qualified:

	Number of Votes:
Directors	For	Withheld
Robert J. Callander	7,336,222	230,039
Richard T. Hale	7,230,840	335,421

Directors and Officers

The following table presents certain information regarding the Directors and Officers for Scudder New Asia Fund, Inc. as of December 31, 2003. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. Each Director's term of office extends until the next stockholder's meeting called for the purpose of electing Directors in that class and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the fund. Each of the Directors also serves on the Boards of The Brazil Fund, Inc., The Korea Fund, Inc. and Scudder Global High Income Fund, Inc., all of which are closed-end funds that are managed by Deutsche Asset Management.

Non-Interested Directors
Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Robert J. Callander (72) Director 1994-present	Retired; Vice Chairman, Chemical Banking Corporation; Directorships: Aramark Corporation (food service); Member, Council on Foreign Relations	4
Kenneth C. Froewiss (58) Director 1999-present	Clinical Professor of Finance, NYU Stern School of Business; Member, Finance Committee, Association for Asian Studies; prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	4
William H. Luers (74) Director 1998-present	President and Chief Executive Officer, United Nations Association of the United States of America; Directorships: Wickes Lumber Company (building materials), America Online Latin America (media communications), Rockefeller Brothers Fund (foundation), Appeal of Conscience Foundation; Member, Advisory Board, The Trust for Mutual Understanding	4
Ronaldo A. da Frota Nogueira (65) Director 2001-present	Director and Chief Executive Officer, IMF Editora Ltd. (financial publisher); Chairman of the Certification Committee and Director, APIMEC Nacional (Brazilian Association of Investment Professionals and Analysts); Member, Board of the Association of Certified International Investment Analysts (ACIIA)	4
Susan Kaufman Purcell (61) Director 2001-present	Vice President, Council of the Americas; Vice President, Americas Society; Directorships: Valero Energy Corporation; Freedom House; Foundation for Management Education in Central America; Member, Advisory Board, The Inter-American Foundation; Member, Council on Foreign Relations; Member, The Economic Club of New York	4
Kesup Yun (58) Director 1999-present	Professor, College of Business Administration, Seoul National University, Seoul, Korea; prior thereto, Director, The Korea Liberalisation Fund, Inc. (U.K.) (1996-2000); Dean, College of Business Administration, Seoul National University (1999-2001); Visiting Professor, London Business School (1997-1998)	4

Interested Directors and Officers[1]
Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[2] (58) Chairman and Director 2002-present President 2003-present	Managing Director, Deutsche Investment Management Americas Inc. (2003 to present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)
201
Terrence Gray (34) Vice President 2002-present	Vice President of Deutsche Asset Management	n/a
John Millette[3] (41) Vice President and Secretary 1999-present	Director of Deutsche Asset Management	n/a
Bruce A. Rosenblum[2] (43) Vice President and Assistant Secretary 2002-present	Director of Deutsche Asset Management (2002 to present); prior thereto, Vice President of Deutsche Asset Management (2000-2002); and partner with the law firm of Freedman, Levy, Kroll & Simonds	n/a
Charles A. Rizzo[3] (46) Treasurer and Chief Financial Officer 2002-present	Director of Deutsche Asset Management (April 2000 to present); formerly, Vice President and Department Head, BT Alex., Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Kate Sullivan D'Eramo[3] (46) Assistant Treasurer 2003-present	Director of Deutsche Asset Management	n/a
Salvatore Schiavone[3] (38) Assistant Treasurer 2003-present	Director of Deutsche Asset Management	n/a
Lucinda H. Stebbins[3] (58) Assistant Treasurer 2003-present	Director of Deutsche Asset Management	n/a
Caroline Pearson[3] (41) Assistant Secretary 1998-present	Managing Director of Deutsche Asset Management	n/a

1 As a result of their respective positions held with the Manager, these individuals are considered "interested persons" of the Manager within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
2 Address: One South Street, Baltimore, Maryland
3 Address: Two International Place, Boston, Massachusetts

ITEM 2.         CODE OF ETHICS.

As of the end of the period, December 31, 2003, the Scudder New Asia Fund, Inc.
has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors has determined that the Fund has at least one
"audit committee financial expert" serving on its audit committee: Mr. Robert
J.Callander, Mr. Kenneth C. Froewiss, and Mr. Kesop Yun. Each of these audit committee members is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section 2(a)(19) of the
Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                              SCUDDER NEW ASIA FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following  table shows the amount of fees that  PricewaterhouseCoopers,  LLP
("PWC"),  the Fund's  auditor,  billed to the Fund  during  the Fund's  last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the
Audit  Committee  approved in advance all audit services and non-audit  services that PWC provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
Fiscal Year     Audit Fees       Audit-Related       Tax Fees       All Other
   Ended          Billed         Fees Billed         Billed        Fees Billed
December 31      to Fund             to Fund         to Fund        to Fund
--------------------------------------------------------------------------------
2003             $91,000             $1,237         $10,700           $0
--------------------------------------------------------------------------------
2002             $86,000             $1,361         $10,200           $0
--------------------------------------------------------------------------------

The above "Tax Fees" were  billed for  professional  services  rendered  for tax compliance.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The  following  table  shows  the  amount  of  fees  billed  by PWC to  Deutsche
Investment Management Americas,  Inc. ("DeIM" or the "Adviser"),  and any entity
controlling,   controlled  by  or  under  common  control  with  DeIM  ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"),  for  engagements  directly  related  to the Fund's  operations  and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                Audit-Related                                      All
                 Fees Billed to       Tax Fees Billed to     Other Fees Billed
Fiscal Year      Adviser and            Adviser and         to Adviser and
   Ended        Affiliated Fund        Affiliated Fund      Affiliated Fund
December 31    Service Providers      Service Providers    Service Providers
--------------------------------------------------------------------------------
2003              $538,457                 $0                    $0
--------------------------------------------------------------------------------
2002              $399,300               $69,500              $92,400
--------------------------------------------------------------------------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal controls,  agreed-upon  procedures and additional related procedures.

                               Non-Audit Services

The  following  table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee  pre-approved all non-audit services that
PWC  provided to the Adviser  and any  Affiliated  Fund  Service  Provider  that related  directly to the Fund's  operations and financial  reporting.  The Audit
Committee  requested  and  received  information  from PWC about  any  non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                         Total Non-Audit Fees
                        billed to Adviser and    Total Non-Audit
                          Affiliated Fund        Fees billed
                         Service Providers       to Adviser
               Total     (engagements related    and Affiliated
              Non-Audit    directly to the       Fund Service
               Fees        operations and        Providers
               Billed     financial reporting    (all other        Total of
Fiscal Year   to Fund        of the Fund)        engagements)      (A), (B)
    Ended
 December 31     (A)            (B)                (C)               and (C)
--------------------------------------------------------------------------------
2003          $10,700            $0             $3,967,000       $3,977,700
--------------------------------------------------------------------------------
2002          $10,200         $161,900          $17,092,950      $17,265,050
--------------------------------------------------------------------------------

All other  engagement  fees were  billed for  services in  connection  with risk management,  tax services and process  improvement/integration  initiatives  for
DeIM and other related  entities that provide  support for the operations of the fund.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines. The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the advisor with the direction that proxies should be voted consistent with the Fund's best economic interests. The advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), a Proxy
Voting Desktop Manual ("Manual"), and Proxy Voting Guidelines ("Guidelines") for
this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the advisor and its affiliates, including the Fund's principal underwriter. The
Manual sets forth the procedures that the advisor has implemented to vote proxies, including monitoring for corporate events, communicating with the fund's custodian regarding proxies, considering the merits of each proposal, and executing and recording the proxy vote. The Guidelines set forth the advisor's general position on various proposals, such as:

o    Shareholder  Rights -- The advisor  generally votes against  proposals that restrict shareholder rights.

o    Corporate  Governance -- The advisor  generally votes for  confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

o    Anti-Takeover  Matters -- The advisor  generally  votes for proposals  that require shareholder  ratification of poison pills or that request boards to redeem  poison pills,  and votes  "against" the adoption of poison pills if they are  submitted for  shareholder  ratification.  The advisor  generally votes for fair price proposals.

o    Routine  Matters -- The advisor  generally  votes for the  ratification  of auditors,  procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the advisor's general voting positions on various proposals, the advisor may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the board, or of a majority of the board. In addition, the
Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the advisor or an affiliate serves as investment advisor or sponsor.

The advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the
Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the advisor departs from the Guidelines with respect to a particular proxy or if the
Guidelines do not specifically address a certain proxy proposal, a committee established by the advisor will vote the proxy. Before voting any such proxy, however, the committee will exclude from the voting discussions and determinations any member who is involved in or aware of a material conflict of interest. If, after excluding any and all such members, there are fewer than three voting members remaining, the advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the advisor may not be able to vote proxies or the advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The advisor generally does not vote proxies on securities subject to share blocking restrictions.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the filing period of the report, management identified issues relating to the overall fund expense payment and accrual process. Management discussed these matters with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

ITEM 10.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder New Asia Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               February 27, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder New Asia Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               February 27, 2004
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               February 27, 2004
                                    ---------------------------